UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

VALASSIS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2009, Valassis Communications, Inc. (“Valassis”) entered into an employment agreement (the “Agreement”) with Brian Husselbee, the President and Chief Executive Officer of NCH Marketing Services, Inc., a wholly-owned subsidiary of Valassis. As previously disclosed, Mr. Husselbee’s former employment agreement expired by its terms in February 2009 and Mr. Husselbee subsequently remained employed on an “at will” basis. The Agreement provides for, among other items, (i) a term of employment commencing September 28, 2009 through September 30, 2010, (ii) an annual base salary of $288,000, (iii) an annual bonus opportunity of up to 100% of annual base salary if and to the extent certain performance goals are met, a portion of which is paid semi-annually and a portion of which is paid annually, consistent with the disclosure regarding Mr. Husselbee’s compensation included in Valassis’ Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 23, 2009, and (iv) a non-competition and a non-solicitation obligation exercisable at Valassis’ option for a period of up to two additional years following the termination or expiration of Mr. Husselbee’s employment period. In addition, the Agreement provides that, solely with respect to the fiscal year ended December 31, 2009, the Compensation/Stock Option Committee of the Board of Directors of Valassis will have the sole and absolute discretion to reduce or eliminate any bonus prior to the time it is paid, without the consent of Mr. Husselbee, whether or not such bonus is then earned or otherwise payable by its terms, and the bonus, if any, shall be paid annually.

The foregoing description of the Agreement is summary in nature, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between Valassis Communications, Inc., NCH Marketing Services, Inc. and Brian Husselbee, dated as of September 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: September 30, 2009	Name: Title:	Todd Wiseley General Counsel, Senior Vice President, Administration and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between Valassis Communications, Inc., NCH Marketing Services, Inc. and Brian Husselbee, dated as of September 28, 2009